Exhibit 4.27

Confidential Treatment Requested by China Finance Online Co. Limited

Contract No.: L12006028

Appendix 1:

SHANGHAI STOCK EXCHANGE SECURITIES INFORMATION OPERATION LICENSE

Contract No.: L12006028

Entity:   Beijing Fuhua Innovation Technology Development Co., Ltd.
Address:  Floor 9, Tower C, Corporate Square, No. 35 Financial Street, Xicheng District, Beijing 100033, China
Legal Representative: Zhiwei Zhao

Information Licensed to Operate:

1.   Shanghai Stock Exchange Level-1 Quotes

Purpose: Transmit to terminal users via internet (www.jrj.com)

Territory: Mainland China (excluding Hong Kong, Macau & Taiwan)

Valid Term: January 1, 2013 to December 31, 2013

Date of Issuance: January 2013

By:	Shanghai Stock Exchange
Information Network Co., Ltd.

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

Contract No.: L12006028

Appendix 2:

PAYMENT OF FEES

1.   Fees payable by Party B are as follows:

1.1  Royalty: *** (as acquired Level-2 License)

1.2  Usage fee: RMB *** Yuan/Annum

Total: ***

2.   Method of Payment:

2.1  Within ten business days from the date hereof, Party B shall remit the above fees to the bank and account designated by Party A.

2.2	Designated bank and account by Party A:
Bank: China Merchants Bank, Shanghai Branch, Jinqiao Sub-branch
Name: Shanghai Stock Exchange Information Network Co., Ltd.
Account No.:

Party A: Shanghai Stock Exchange Information	Party B: Beijing Fuhua Innovation Network
Co., Ltd.	Technology Development Co., Ltd.

(Signature or Seal) /s/ Rong Zihe	(Signature or Seal) /s/

[COMPANY SEAL]	[COMPANY SEAL]

Date of Execution: December 25, 2012	Date of Execution:

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission

Contract No.: L12006028

Appendix 3:

Shanghai Stock Exchange Information Network Co., Ltd. Information Service Order

Product/ Service Type	Product/Service Name	Description	Quantity	Select
Satellite System	Shanghai Broadband Satellite VSAT	Subscribe by Party B from Shanghai Stock Communication Co., Ltd.	One Set	Yes
Ground System	INTERNET Transmission	Provided by Party A, ***	One Set	Yes
	Dedicated Line Transmission	Provided by Party A, ***	One Set	No
Notes:		None

Party A: Shanghai Stock Exchange Information	Party B: Beijing Fuhua Innovation Network
Co., Ltd.	Technology Development Co., Ltd.

(Signature or Seal) /s/ Rong Zihe	(Signature or Seal) /s/

[COMPANY SEAL]	[COMPANY SEAL]

Date of Execution: December 25, 2012	Date of Execution:

*** - indicates material omitted pursuant to a Confidential Treatment Request and filed separately with the Securities and Exchange Commission